Semiannual Report

Corporate Income Fund

November 30, 1996

T. Rowe Price

REPORT HIGHLIGHTS

o Bonds bounced back in the second half of 1996, erasing negative first half performance and producing strong returns for the six months ended November 30.
o A robust rate of economic growth in the second quarter triggered concerns that the Fed might tighten, but moderate growth during the summer calmed investors.
o Your fund's return was strong during the past six months (9.31%), exceeding that of the 12-month period (7.66%).
o Results for both periods were ahead of the Lipper benchmark for similar funds, primarily due to our strategic employment of lower-rated securities.
o We expect economic growth in 1997 to repeat this year's pattern and long-term Treasury yields to range between 6% and 7%. In that environment, corporate bonds should continue to provide attractive returns.

Fellow Shareholders

The bond market and your fund rebounded during the second half of the year, erasing the negative returns of the first half and producing strong six-month returns and reasonable 12-month returns. When the economy slowed during the summer, fears abated that the Fed would tighten monetary policy following robust growth in the second quarter.

MARKET ENVIRONMENT

With inflation in the 2.5% to 3% range for several years, and the economy producing strong job growth and full employment, concerns abounded that any uptick in inflation beyond that range would be met with higher short-term rates from the Fed. During the second quarter the economy registered an annualized growth rate of 4.7%, well above the level considered compatible with moderate inflation. As a result, long-term Treasury yields rose to more than 7%. However, signs of accelerating inflation failed to materialize. With economic growth slowing to around 2% in the third quarter, longer-term rates fell to below 6.5% at the end of November. The federal funds rate target, controlled by the Fed, has remained at 5.25% for almost a year, and we see no compelling reason at this time for the Fed to push it either higher or lower.

Chart 1 - Interest Rate Levels - Interest Rate Levels chart showing yields of BBB-rated corporate bonds and 10-year Treasuries from 11/30/95 through 11/30/96.

The chart compares the yields of BBB-rated corporate bonds with those of 10-year Treasuries over the past 12 months. Rising rates earlier this year hurt the fund's high-quality holdings but benefited lower-quality securities, which react more like stocks to robust growth in the economy. During the past six months, slowing economic growth and a drop in rates produced more consistent returns across credit sectors, as price appreciation in higher-rated securities matched the income returns of lower-rated bonds.

PERFORMANCE REVIEW

Your fund posted a solid return during the past six months and a reasonable return over the 12 months ended November 30. Six-month performance was aided by a substantial increase in net asset value since the May reporting period, while 12-month results were largely from income.

Performance Comparison

Periods Ended 11/30/96                      6 Months    12 Months

Corporate Income Fund                         9.31%      7.66%
Lipper Corporate Debt BBB Funds Average       7.98       6.04

Returns exceeded those of the Lipper benchmark for both periods, primarily because of the portfolio's greater exposure to high-yield bonds. Your fund's flexible investment guidelines allow it to invest in a broad variety of securities in an effort to enhance income and achieve some capital appreciation. Our weightings among various sectors of the market reflect our in-house credit research, as well as our outlook for the economy and the markets.

STRATEGY

We continued to make maximum use of lower credit quality securities in both the investment-grade (BBB and higher) and high-yield (B and BB) sectors of the portfolio. We raised the investment-grade component to 72% of net assets, well above the minimum requirement of 65%, with 53% of assets in BBB-rated securities (compared with 47% at the end of May). We kept B-rated holdings at the maximum allowable limit of 10%, and invested the balance of assets in BB-rated bonds and a convertible preferred stock.

We expect to maintain this aggressive quality distribution as long as the economy seems moderately strong. Should a slowdown develop in 1997, we would upgrade credit quality by reducing B-rated bonds in favor of BB, for example, and BBB in favor of A. In a slowing economy, higher-quality bonds generally do better because their prices rise when interest rates fall.

Chart 2 - Quality Diversification - Quality diversification pie chart showing A-rated and above 19%, BBB 53%, BB 17%, B 10%, Convertible Preferred Stock 1%.

Our investment decisions continue to emphasize protection of principal and level of income, while using our in-house credit research to find improving credit situations.

OUTLOOK

We expect 1997 to repeat this year's economic pattern, with low unemployment, barely rising inflation, and moderate growth overall, but varying from quarter to quarter. Through most of this year, the bond market's response to the economic climate assisted the Federal Reserve in keeping the economy on its moderate growth track, which is appropriate at this phase of the business cycle. Until either growth or inflation deviates from its current path, we expect long-term Treasury yields to move between 6% and 7%.

The recent drop in rates following the November elections reflected an expectation by investors of progress toward a balanced budget. Prospects of a balanced budget in the not-too-distant future should increase the likelihood of subdued inflation over the long term. In this type of economic environment, we believe corporate securities can continue to provide attractive investment returns for shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,




Peter Van Dyke
President and Chairman of the Investment Advisory Committee

December 20, 1996

T. Rowe Price Corporate Income Fund

Portfolio Highlights

Key Statistics
                                             5/31/96    11/30/96

Price Per Share                              $ 9.58     $ 10.09
Dividends Per Share
 For 6 months                                  0.37        0.36
 For 12 months                                 -           0.74
Dividend Yield *
 For 6 months                                  7.53%       7.62%
 For 12 months                                 -           7.70
Weighted Average Maturity (years)             14.5        13.9
Weighted Average Effective Duration (years)    6.3         6.0
Weighted Average Quality **                  BBB         BBB

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**    Based on T. Rowe Price research.

T. Rowe Price Corporate Income Fund

Portfolio Highlights

Sector Diversification
                                           Percent of  Percent of
                                           Net Assets  Net Assets
                                             5/31/96    11/30/96

Electric Utilities                             13%        15%
Energy                                          8         10
Chemicals                                       9          9
Finance and Credit                              -          6
Insurance                                       7          6
Entertainment and Leisure                       6          5
Airlines                                        4          4
Banking                                         2          4
Container                                       5          4
Lodging                                         4          4
Industrial                                      -          3
Investment Dealers                              7          3
Media and Communications                        4          3
Cable Operators                                 3          2
Consumer Nondurables                            1          2
Food and Tobacco                                2          2
Gaming                                          4          2
Manufacturing                                   1          2
Service                                         2          2
Textiles and Apparel                            -          2
Transportation                                  3          2
All Other                                      13          6
Other Assets Less Liabilities                   2          2
Total                                         100%       100%

T. Rowe Price Corporate Income Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3 - Corporate Income Fund - a line chart showing the cumulative growth of $10,000 invested in the Corporate Income Fund from inception compared with $10,000 invested in a broad-based index and average over the same period.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                              Since     Inception
Periods Ended 11/30/96           1 Year     Inception     Date

Corporate Income Fund             7.66%       8.67%     10/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Corporate Income Fund
Unaudited

Financial Highlights            For a share outstanding throughout each period

                                            6 Months    10/31/95
                                              Ended        to
                                            11/30/96     5/31/96
NET ASSET VALUE
Beginning of period                          $ 9.58     $ 10.00

Investment activities
 Net investment income                         0.36*       0.44*
 Net realized and unrealized gain (loss)       0.51       (0.42)
 Total from investment activities              0.87        0.02

Distributions
 Net investment income                        (0.36)      (0.44)

NET ASSET VALUE
End of period                                $10.09     $  9.58

Ratios/Supplemental Data
Total return                                   9.31%*      0.09%*
Ratio of expenses to average net assets        0.80%*!     0.80%*!
Ratio of net investment income to
 average net assets                            7.49%*!     7.56%*!
Portfolio turnover rate                       42.2%!      70.5%!
Net assets, end of period (in thousands)     $15,577    $12,461

* Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/97.
!     Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund

Unaudited                                                    November 30, 1996

Statement of Net Assets                    Par/Shares     Value
                                                In thousands

CORPORATE BONDS AND NOTES  91.8%
Banking  3.7%
Banca Commerciale Italiana,
    Sr. Sub. Notes, 8.25%, 7/15/07           $  530     $   581
                                                            581
Building Products  0.7%
Schuller International Group,
    Sr. Notes, 10.875%, 12/15/04                100         111
                                                            111
Cable Operators  2.5%
Rogers Cablesystems, Sr. Sub. Deb.,
    11.00%, 12/1/15                             150         161
TeleCommunications, Sr. Notes,
    8.75%, 2/15/23                              240         225
                                                            386
Chemicals  9.1%
Agricultural Minerals and Chemicals, Sr. Notes,
    10.75%, 9/30/03                             150         161
Freeport-McMoRan Resource Partners, Sr. Notes,
    7.00%, 2/15/08                              500         490
Methanex, Sr. Notes, 7.75%, 8/15/05             450         462
Union Carbide Chemicals & Plastics,
    Deb., 8.75%, 8/1/22                         276         307
                                                          1,420
Consumer Nondurables  1.9%
American Safety Razor, Sr. Notes,
    9.875%, 8/1/05                              150         161
Doane Products, Sr. Notes, 10.625%, 3/1/06      125         133
                                                            294
Container  3.7%
Crown Cork & Seal, Sr. Deb., 8.00%, 4/15/23     400         412
Owens-Illinois, Sr. Deb., 11.00%, 12/1/03       150         166
                                                            578
Electric Utilities  14.8%
Commonwealth Edison, 1st Mtg. Notes,
    8.375%, 2/15/23                             400         416
Connecticut Light & Power, 1st Ref. Mtg. Notes,
    7.25%, 7/1/99                               500         505
El Paso Electric, 1st Mtg. Notes,
    8.90%, 2/1/06                               150         159
Long Island Lighting, Gen. & Ref. Bonds,
    9.75%, 5/1/21                               619         636
Texas Utilities Electric, 1st Mtg. Notes,
    7.375%, 10/1/25                             600         592
                                                          2,308
Energy  10.3%
Coda Energy, Sr. Sub. Notes, 10.50%, 4/1/06      50          51
Columbia Gas Systems, Sr. Deb.,
    7.32%, 11/28/10                          $  500     $   508
Maxus Energy, Sr. Notes, 9.375%, 11/1/03        100         102
PDV America, Sr. Notes, 7.25%, 8/1/98           525         526
Petroleum Heat & Power, Sub. Deb.,
    12.25%, 2/1/05                              150         168
Rowan Companies, Sr. Notes, 11.875%, 12/1/01    150         160
Tuboscope Vetco International, Sr. Sub. Notes,
    10.75%, 4/15/03                              75          82
                                                          1,597
Entertainment and Leisure  5.2%
Time Warner, Sr. Notes, 7.75%, 6/15/05          700         718
United Artists Theatre Circuit, PTC,
    9.30%, 7/1/15                                99          91
                                                            809
Finance and Credit  5.9%
Aames Financial, Sr. Notes, 9.125%, 11/1/03     150         153
Fairfax Financial Holdings Ltd., Notes,
    8.30%, 4/15/26                              250         269
Grand Metropolitan Investment, Gtd. Bonds,
    9.00%, 8/15/11                              400         492
                                                            914
Food and Tobacco  2.4%
Consolidated Cigar, Sr. Sub. Notes,
    10.50%, 3/1/03                              150         156
Keebler, Sr. Sub. Notes, 10.75%, 7/1/06         150         164
MAFCO, Sr. Sub. Notes, 11.875%, 11/15/02         50          52
                                                            372
Gaming  2.2%
GNF, 1st Mtg. Notes, 10.625%, 4/1/03            100         110
Showboat, 1st Mtg. Bonds, 9.25%, 5/1/08         100          98
Trump Atlantic City Associates, 1st Mtg. Notes,
    11.25%, 5/1/06                              145         137
                                                            345
Health Care  0.5%
Dade International, Sr. Sub. Notes,
    11.125%, 5/1/06                              75          81
                                                             81
Industrials  3.2%
Celulosa Arauco y Constitucion, Notes,
    7.00%, 12/15/07                             500         498
                                                            498
Insurance  6.2%
Nationwide Mutual Life, Surplus Notes, (144a),
    7.50%, 2/15/24                              400         384
Pacific Mutual Life, Surplus Notes, (144a),
    7.90%, 12/30/23                             305         322
Principal Mutual Financial, Surplus Notes, (144a),
    7.875%, 3/1/24                           $  250     $   253
                                                            959
Investment Dealers  2.9%
PaineWebber Group, Sr. Notes,
    7.625%, 2/15/14                             250         250
Salomon Brothers, MTN, 7.59%, 1/28/00           200         207
                                                            457
Lodging  3.5%
Courtyard by Marriott II, Sr. Secured Notes,
    10.75%, 2/1/08                               50          53
La Quinta Inns, Sr. Notes, 7.25%, 3/15/04       500         499
                                                            552
Manufacturing  2.2%
American Standard, Sr. Deb.,
    11.375%, 5/15/04                            100         108
Coltec Industries, Sr. Sub. Notes,
    10.25%, 4/1/02                              150         160
International Knife & Saw, Sr. Sub. Notes, (144a),
    11.375%, 11/15/06                            75          77
                                                            345
Media and Communications  3.1%
News America Holdings, Sr. Deb.,
    7.75%, 1/20/24                              500         490
                                                            490
Savings and Loan  0.7%
BF Saul REIT, Sr. Secured Notes,
    11.625%, 4/1/02                             100         108
                                                            108
Service  2.0%
Coinmach, Sr. Notes, 11.75%, 11/15/05           150         161
Host Marriott Travel Plazas, Sr. Notes,
    9.50%, 5/15/05                              150         155
                                                            316
Supermarkets  1.0%
Vons Companies, Sr. Sub. Notes,
    9.625%, 4/1/02                              150         157
                                                            157
Textiles and Apparel  2.4%
Dominion Textile USA, Gtd. Sr. Notes,
    9.25%, 4/1/06                               150         153
Synthetic Industries, Sr. Sub. Deb.,
    12.75%, 12/1/02                             100         110
Westpoint Stevens, Sr. Notes,
    8.75%, 12/15/01                             100         103
                                                            366
Transportation  1.7%
Delta Air Lines, ETC, 10.00%, 5/17/10           146         182
Sea Containers Ltd., Sr. Sub. Deb.,
    12.50%, 12/1/04                          $   70     $    77
                                                            259
Total Corporate Bonds and Notes
 (Cost  $14,083)                                         14,303

EQUITY AND CONVERTIBLE SECURITIES  0.8%
Savings and Loan  0.8%
First Nationwide Bank Federal Savings,
    Conv. Pfd. Stock                              1         114
Total Equity and Convertible Securities
 (Cost  $117)                                               114

ASSET-BACKED SECURITIES  4.0%
Airlines  4.0%
Airplane Pass Through Trust,
    10.875%, 3/15/19                            100         112
Continental Airlines
 PTC
    6.94%, 10/15/13                             250         253
    7.82%, 4/15/15                              250         261
Total Asset-Backed Securities (Cost  $601)                  626

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  0.6%
U.S. Government Guaranteed Obligations  0.6%
Government National Mortgage Assn.
 I, 9.50%, 8/15/16                               64          69
 II, 10.50%, 2/20/19                             21          24
Total U.S. Government
 Mortgage-Backed Securities (Cost  $91)                      93

COMMERCIAL PAPER  1.1%
Investments in Commercial Paper
    through a joint account,
    5.70 - 5.90%, 12/2/96                       176         176
Total Commercial Paper (Cost  $176)                         176

Total Investments in Securities
 98.3% of Net Assets (Cost  $15,068)                    $15,312
Other Assets Less Liabilities                               265

NET ASSETS                                              $15,577
Net Assets Consist of:
Accumulated net investment income -
 net of distributions                                   $     8
Accumulated net realized gain/loss -
 net of distributions                                       (99)
Net unrealized gain (loss)                                  244
Paid-in-capital applicable to 1,543,574 shares
 of $0.0001 par value capital stock outstanding;
 1,000,000,000 shares authorized                         15,424
NET ASSETS                                              $15,577
NET ASSET VALUE PER SHARE                               $ 10.09

 ETC  Equipment Trust Certificate
 MTN  Medium Term Note
 PTC  Pass-through Certificate
REIT  Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 6.7% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund
Unaudited

Statement of Operations
In thousands
                                                        6 Months
                                                          Ended
                                                        11/30/96
Investment Income
Interest and dividend income                           $   569
Expenses
  Custody and accounting                                    50
  Shareholder servicing                                     26
  Registration                                              15
  Legal and audit                                            9
  Prospectus and shareholder reports                         6
  Organization                                               5
  Directors                                                  3
  Miscellaneous                                              2
  Reimbursed by Manager                                    (61)
  Total expenses                                            55
Net investment income                                      514
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                     (72)
Change in net unrealized gain or loss on securities        811
Net realized and unrealized gain (loss)                    739
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                 $ 1,253

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund
Unaudited

Statement of Changes in Net Assets
In thousands
                                            6 Months      Year
                                              Ended       Ended
                                            11/30/96     5/31/96
Increase (Decrease) in Net Assets
Operations
 Net investment income                     $   514      $  309
 Net realized gain (loss)                      (72)        (27)
 Change in net unrealized gain or loss         811        (567)
 Increase (decrease) in net assets
  from operations                            1,253        (285)
Distributions to shareholders
 Net investment income                        (514)       (307)
Capital share transactions*
 Shares sold                                 5,268      14,825
 Distributions reinvested                      382         257
 Shares redeemed                           (3,273)     (2,129)
 Increase (decrease) in net assets
  from capital share transactions            2,377      12,953
Net Assets
Increase (decrease) during period            3,116      12,361
Beginning of period                         12,461         100
End of period                              $15,577      $12,461
*Share information
 Shares sold                                   542       1,483
 Distributions reinvested                       39          26
 Shares redeemed                              (338)       (218)
 Increase (decrease) in shares outstanding     243       1,291

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund
Unaudited                                                    November 30, 1996

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Corporate Income Fund, Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 1996, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $5,345,000 and $2,731,000, respectively, for the six months ended November 30, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At November 30, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $15,068,000, and net unrealized gain aggregated $244,000, of which $332,000 related to appreciated investments and $88,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, and consisting of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At November 30, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $33,000 of management fees were not accrued by the fund for the six months ended November 30, 1996, and $61,000 of other expenses were borne by the manager. Additionally, $79,000 of unaccrued fees and expenses related to a prior period are subject to reimbursement through May 31, 1999.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $55,000 for the six months ended November 30, 1996, of which $10,000 was payable at period-end.

For yield, price, last transaction, current balance or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(registered trademark):

1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage account or obtain information, call:
1-800-638-5660 toll free

Internet address: http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Corporate Income Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor         RPRTCIF  11/30/96

APPENDIX

Chart 1 - Interest Rate Levels - Interest Rate Levels chart showing yields of BBB-rated corporate bonds and 10-year Treasuries from 11/30/95 through 11/30/96.

Chart 2 - Quality Diversification - Quality diversification pie chart showing A-rated and above 19%, BBB 53%, BB 17%, B 10%, Convertible Preferred Stock 1%.

Chart 3 - Corporate Income Fund - a line chart showing the cumulative growth of $10,000 invested in the Corporate Income Fund from inception compared with $10,000 invested in a broad-based index and average over the same period.